EXHIBIT 32.1

Certification of DTLL, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of DTLL, Inc., a Minnesota corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:        June 19, 2006                   /s/Dual Cooper
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                                              By:   Dual Cooper
                                              Title: Chief Executive Officer

                                              /s/Dennis Piotrowski
                                              -------------------------------
                                              By:   Dennis Piotrowski
                                              Title:   Chief Financial Officer